Exhibit 99.1
F.N.B. Corporation Second Quarter 2010 Investor Presentation and Acquisition Discussion

2 Forward-Looking Statements This presentation and the reports F.N.B. Corporation files with the Securities and Exchange Commission often contain "forward-looking statements" relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B. Corporation. These forward-looking statements involve certain risks and uncertainties. There are a number of important factors that could cause F.N.B. Corporation's future results to differ materially from historical performance or projected performance. These factors include, but are not limited to: (1) a significant increase in competitive pressures among financial institutions; (2) changes in the interest rate environment that may reduce interest margins; (3) changes in prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions; (5) various monetary and fiscal policies and regulations of the U.S. government that may adversely affect the businesses in which F.N.B. Corporation is engaged; (6) technological issues which may adversely affect F.N.B. Corporation's financial operations or customers; (7) changes in the securities markets; (8) risk factors mentioned in the reports and registration statements F.N.B. Corporation files with the Securities and Exchange Commission; (9) housing prices; (10) job market; (11) consumer confidence and spending habits; (12) estimates of fair value of certain F.N.B. Corporation assets and liabilities or (13) the effects of current, pending and future legislation, regulation and regulatory actions. F.N.B. Corporation undertakes no obligation to revise these forward- looking statements or to reflect events or circumstances after the date of this presentation.

3 Information About the Merger

4 Non-GAAP Financial Information To supplement its consolidated financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), the Corporation provides additional measures of operating results, net income and earnings per share (EPS) adjusted to exclude certain costs, expenses, and gains and losses. The Corporation believes that these non-GAAP financial measures are appropriate to enhance the understanding of its past performance as well as prospects for its future performance. In the event of such a disclosure or release, the Securities and Exchange Commission's Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are contained herein and can be found at our website, www.fnbcorporation.com, under "Shareholder and Investor Relations" by clicking on "Non-GAAP Reconciliation." The Appendix to this presentation contains non-GAAP financial measures used by the Corporation to provide information useful to investors in understanding the Corporation's operating performance and trends, and facilitate comparisons with the performance of the Corporation's peers. While the Corporation believes that these non-GAAP financial measures are useful in evaluating the Corporation, the information should be considered supplemental in nature and not as a substitute for or superior to the relevant financial information prepared in accordance with GAAP. The non-GAAP financial measures used by the Corporation may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. This information should be reviewed in conjunction with the Corporation's financial results disclosed on July 26, 2010 and in its periodic filings with the Securities and Exchange Commission.

Natural Market Extension Acquisition Announced August 9, 2010

Strategic Rationale Natural market extension into Northeastern Pennsylvania Accretive demographics Enhances market share in Scranton-Wilkes-Barre MSA Lucrative Marcellus Shale area Opportunities to leverage core strengths in commercial and consumer banking Financially attractive Immediately accretive to EPS (excl. one-time costs) Greater than 20% IRR 1.31x TBV 3.3% core deposit premium1 Comm Bancorp, Inc (15 branches) F.N.B. Corporation (223 branches) (1) Defined as Total Deposits less Jumbo CDs. 6

DDA Savings, NOW, MMDA Retail CDs Jumbo CDs 0.151 0.435 0.263 0.151 Traditional Community Bank $642 million in assets $465 million in loans $577 million in deposits Good capital levels 8.31% TCE / TA 10.40% Tier 1 13.29% Total Capital Manageable credit quality 3.89% NPAs / Assets 3.21% LLR / Gross Loans Loan Composition (06/30/10) Deposit Composition (06/30/10) Commercial, Financial & Other Residential Construction CRE Consumer Leases 152944 102305 19853 158960 28025 3056 Commercial, Financial & Other 33% CRE 34% Construction 4% Residential 22% Leases 1% Consumer 6% Savings, NOW, MMDA 44% Retail CDs 26% DDA 15% Jumbo CDs 15% 7

Detailed Due Diligence Process Comprehensive review of all operations and business lines Cost savings of 26%, net of identified needs for additional resources Revenue synergies identified but not assumed Extensive credit review 67% of $330 million in commercial loans were reviewed (61% of C&I, 72% of CRE) All criticized loans over $100,000 were reviewed Credit mark based on very conservative estimates of credit losses for both performing and non-performing loans Federal Reserve exam of Comm Bancorp, Inc. in 2009 resulted in $7.0 million increase of the allowance for loan losses to $15 million as of 6/30/2010 Identified additional credit mark of $15 million (pre-tax) and reflected in pricing of transaction 8

Transaction Overview Consideration: 3.4545 shares of FNB plus $10.00 in cash per share of Comm Bancorp, Inc. (75% stock / 25% cash) Deal Value and Pricing: Approximately $70 million; 1.31x TBV Detailed Due Diligence: Completed Closing Condition: Comm Bancorp Inc.'s Delinquent Loans must be less than $65 million Required Approvals: Customary regulatory and shareholder approvals Expected Closing: Late Q4 2010 9

Pro Forma Financial Impact Assumptions: Cost savings of $4.4 million, phased-in 80% in 2011 and 100% afterwards CDI of $6.7 million, amortized sum-of-the-years digits over 10 years; Goodwill of $23 million One-time costs of $6.5 million (pre-tax) 5.95 million shares issued to fund acquisition Earnings Impact1: 2011 EPS accretion of 2.4% (excluding one-time charges) Capital Position including after-tax impact of one-time costs and credit mark of $30 million ($15 million net of current LLR): TCE / TA earned back over less than 12 months, Total Capital earned back in less than 18 months (1) FNB standalone earnings and capital projections based on consensus estimates. 10

Second Quarter 2010

12 F.N.B. Corporation Headquarters: Hermitage, PA Bank Charter: 1864 Assets: $8.8B (5th largest bank in PA) Market Capitalization: $981.6M at August 2, 2010 Locations Banking Offices: 212 (PA), 11 (OH) Consumer Finance Offices: 22 (PA), 18 (TN), 16 (OH) Loan Production Offices: 3 (FL) Business Lines Banking Wealth Management Insurance Consumer Finance Merchant Banking

13 Experienced Management Team Name Position Years of Banking Experience Steve Gurgovits President and Chief Executive Officer 49 Brian Lilly EVP; Chief Operating Officer 30 Vince Calabrese Chief Financial Officer 22 Vince Delie EVP; Chief Revenue Officer; President, First National Bank of PA 23 Gary Guerrieri Chief Credit Officer 24

14 Board Leadership Fourteen Independent Directors Seven Former Financial Services Executives Three Involved as Financial Services Investors

15 Manage our business for profitability and growth Operate in markets we know and understand Maintain a low-risk profile Drive growth through relationship banking Fund loan growth through deposits Target neutral asset / liability position to manage interest rate risk Build fee income sources Maintain rigid expense controls Operating Strategy

16 Market Characteristics Stable Markets Modest Growth #2 Ranking State College #7 Ranking in Pittsburgh Regional Management Local Advisory Boards FNB Region Market Size Deposits FNB Deposit Ranking FNB Branches Pittsburgh $70.6B 7th 71 Northwest $24.9B 3rd 58 Capital $27.0B 10th 32 Central Mountain $11.5B 1st 73 Source: SNL as of June 30, 2009, pro-forma.

Banking Locations FNB Footprint First National Bank Locations As of July 30, 2010 17

18 Organic Growth Opportunity Source: SNL Financial Deposit data as of June 30, 2009; pro forma for pending acquisitions; updated through 7/30/2010. Our markets are experiencing significant levels of dislocation

Winning Market Share Second Quarter 2010 Fifth consecutive linked-quarter of growth Commercial loans grew 3.6%(1) Pennsylvania commercial loans grew 4.7%(1) (2) Commercial line utilization rates remain historically low Commercial Loan Growth(1) Based on average balances; percentage growth annualized and as compared to the prior quarter. Pennsylvania commercial loan growth excluding Florida. 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Total Commercial Loan Growth -0.033 0.02 0.004 0.068 0.039 0.036 Pennsylvania Commercial Loan Growth 0.036 0.024 0.095 0.063 0.047 (2) 19

20 Winning Market Share Second Quarter 2010 Transaction deposits grew 13.3%(1) Treasury management balances grew 14.7%(1) Increased total net number of checking accounts nearly 3,000, 1.7% annualized, June 30, 2010 year-to-date Transaction Deposit and Treasury Management Growth(1) (1) Based on average balances; percentage growth annualized and as compared to the prior quarter; transaction deposits includes DDA, Savings, NOW and MMDA. 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Transaction Deposits & TM 0.016 0.192 0.09 0.106 0.128 0.1365 Treasury Management

Recognition Awarded Greenwich Associates is the leading international research-based consulting firm in institutional financial services. Each year, Greenwich surveys more than 30,000 businesses with sales of $1 - 500 Million. Only banks that receive a significantly higher percentage of "Excellent" ratings than the average of all banks nationally and regionally are selected for the honor. 21

22 Loan Composition $Billions Based on average balances for each period presented. 11.2% CAGR

23 Funding Based on average balances for each period presented. "TM" refers to Treasury Management. $Billions Deposits and TM - $7.2 Billion as of June 30, 2010 Loan to deposits and TM ratio of 83% Time Deposits DDA Interest Bearing TM 31 14 46 9 Time Deposits 31% Savings, NOW, MMDA 46% DDA 14% TM 9% Deposits and TM 13.3% CAGR

Proven Merger Integrator

25 Proven Merger Integrator Proven significant acquisition and integration experience - since 2002, completed seven bank acquisitions ($5.5 billion in assets), four insurance acquisitions and one consumer finance acquisition. Significant acquisition opportunities exist in Pennsylvania - currently over 50 Pennsylvania headquartered institutions with assets between $300 million and $3 billion(1). Pre-2002 Presence Acquisition Related Expansion (1) Source: SNL: Includes all banks and thrifts headquartered in PA, excludes mutuals and MHCs. Pending - Comm Bancorp, Inc.

Well Diversified Business F.N.B. Corporation Banking Wealth Management Merchant Banking Consumer Finance Insurance

27 Regency Finance Company 80 Years of Consumer Lending Experience 56 Offices High-Performing Affiliate 2Q2010 YTD ROTCE 36.85% (1) 2Q2010 YTD ROA 3.16% 2Q2010 YTD ROE 32.68% Consumer Finance (1) Return on average tangible common equity (ROTCE) is calculated by dividing net income less amortization of intangibles by average common equity less average intangibles. Pennsylvania Ohio Tennessee

28 Regency Finance Company Loan Portfolio ^ $159 Million 86% of Real Estate Loans are First Mortgages 11% 36% 53% As of June 30, 2010 Consumer Finance

Insurance Property, Casualty, Life and Employee Benefits Risk Management, Risk Transfer and Cost Containment Services Eight offices, located in Central and Western PA 80% Commercial; 20% Personal 78% Property and Casualty 22% Life and Benefits Annual premiums of $96.7 Million 29 Wealth Management and Insurance Wealth Management Trust, Fiduciary and Institutional Investment Services Over 70 Years Managing Wealth $2.2 Billion Under Management at June 30, 2010 Individual Investment Services Brokerage, Mutual Funds and Annuities Life and Long-Term Care Insurance Planning

30 Merchant Banking Junior Capital Provider Offering Flexible Financing Solutions Mezzanine debt, subordinated notes, equity capital Growth or expansion capital, buyouts and ownership transition financing No early stage or real estate financing Typical investment between $1 million and $7 million Total Outstandings of $17.1 million as of June 30, 2010 Founded in 2005

F.N.B. Corporation

Pennsylvania Marcellus Shale

F.N.B. Banking Locations


Pennsylvania
Ohio

- Fully developed - Marcellus Shale has potential to be the second largest natural gas field in the world(1)
- Estimated/projected Pennsylvania jobs(1):
  - 44,000, 111,000 and 212,000 - 2009, 2010 and 2020, cumulative, respectively
- FNB screened as second best positioned in Pennsylvania based on overlap of market share, drilling permits issued and wells being dug(2)

2009 PA Marcellus Wells(1)


2009 Marcellus Wells
Drilled
Horizontal 508
Vertical 202
Total 710

PA Marcellus Shale Formation(3)


Marcellus Shale Formation

31

Sources: (1) "The Economic Impacts of the Pennsylvania Marcellus Shale Natural Gas Play: An Update", May 24, 2010, Penn State; (2) "Banking on the Marcellus", June 7, 2010, Sterne Agee Industry Report; (3) MarcellusCoalition.org

LOAN COMPOSITION & CREDIT QUALITY

33 Diversified Loan Portfolio $6.0 Billion Outstanding as of June 30, 2010 Commercial & Industrial Consumer Home Equity Residential Mortgage Indirect Regency Other Florida CRE: Non-Owner Occupied CRE: Owner Occupied 16 22 9 8 3 3 4 18 17 Shared National Credits 3.9% of total loan portfolio In market customers and prospects Avoided subprime and Alt-A mortgages Construction and land development total only 3% and 1%, respectively, of FNB's total (non-Florida) loan portfolio

34 Commercial Real Estate Portfolio Other Retail Office Apartment Warehouse/Mfg Residential Lodging Land Development Land Service Condo 6 21 22 11 12 10 6 4 2 5 1 $1.0 Billion in CRE Non-Owner Occupied as of June 30, 2010 (excluding Florida) Diverse Portfolio Solid Credit Quality Results 2.33% Total delinquency 2.25% Non-performing loans + OREO/Total loans + OREO

Florida Focus - Land-Related Loans Florida Land-Related Loans Only 1.6% of total loan portfolio Carried at 33.5% of original appraised value, post reserve Strengthened reserve position to 17.22% of total land-related Florida loans Annual appraisal policy - approximately 80% of appraisals expected second-half of 2010 Total Florida Portfolio $231 million as of June 30, 2010 - only 3.9% of total loan portfolio 96% of the $138 million non-land related portfolio continues to perform $93 Million in Florida Land-Related Loans as of June 30, 2010 35 Income Producing RE Residential Construction Commercial Construction Land Development Commercial Land Residential Land C&I/Owner Occupied 35 9 14 7 56 30 2 Florida Land-Related Loans Composition

Credit Quality (1) Excludes non-performing investments NPAs (1) % of Total Loans + OREO Reserves % of Total Loans Total Past Due & Non-Accrual Loans % of Total Loans 36

FINANCIALS

AAA AA A BBB BB B Non-Rated CCC & C 0.868 0.096 0.014 0.007 0.002 0.0023 0.001 0.01 % of Total Portfolio 38 Earning Assets - Investments (1) Amounts shown reflect GAAP (2) Original cost of $55 million; adjusted cost of $37 million; fair value of $20 million Investment Portfolio Ratings as of June 30, 2010 Investment Ratings By Investment - % Amount(1) (in $ millions) Agency - MBS AAA $886 Agency - Senior Notes AAA $293 Municipals AAA - 2% AA - 84% A - 11% BBB - 3% $181 Short-Term AAA $60 CMO - Agency AAA $187 CMO - Private Label AAA - 50% AA - 20% CCC - 30% $42 Trust Preferred(2) A - 17% BBB - 28% BB - 16% B - 17% C - 22% $21 Bank Stocks Non-Rated $2 Total $1,672

39 Second Quarter Results Calculated by dividing net income less amortization of intangibles by average common equity less average intangibles. Calculated by dividing net income less amortization of intangibles by average assets less average intangibles. Annualized linked-quarter data, based on average balances.

40 2004 2005 2006 2007 2008 2009 1Q10 2Q10 FNB 3.95 3.84 3.71 3.73 3.88 3.65 3.74 3.81 Regional Peers Median 3.74 3.72 3.71 3.61 3.62 3.52 3.72 3.76 Stable Margin (%) Net Interest Margin Source: SNL Financial Regional peers include: CSE, CBC, CBSH, CHFC, CBU, CRBC, FCF, FFBC, FMBI, FMER, FULT, HTLF, MBFI, NBTB, NPBC, ONB, PRK, PVTB, SBNY, SRCE, STBA, SUSQ, TAYC, TCB, UBSI, UMBF, VLY, WL, WSBC, WL and WTFC

41 Fee Income 2010 YTD Fee Income as Percentage of Operating Revenue 28%(1) (1) Through June 30, 2010, excluding other-than-temporary impairment charges. $Millions 10.2% CAGR 2004 2005 2006 2007 2008 3Q09 2009 2Q09 YTD 2Q10 YTD OTTI Charges -17.2 -7.9 -0.9 -2.3 Other 6.6 4.2 5.8 5 4.5 10.293 11.4 5.8 11 Bank-Owned Life Insurance 3.5 3.3 3.4 4.1 6.5 5.867 5.757 3.1 2.4 Gain-Sale of Residential Mtg Loans 1.8 1.4 1.6 1.7 1.8 3.121 3.061 1.7 1.4 Service Charges 32.6 38.1 40.1 40.8 54.7 57.273 57.736 28.2 28.4 Insurance Commissions and Fees 11.2 12.8 14 14 15.6 17.171 16.672 8.9 8.2 Securities Commissions and Fees 5 4.5 4.9 6.3 8.1 6.996 7.46 3.8 3.3 Trust Fees 6.9 7.1 7.8 8.6 12.1 11.715 11.811 5.9 6.3

Well Capitalized 42 Regulatory "Well Capitalized" Threshold

INVESTMENT THESIS

44 Long-Term Investment Thesis Targeted EPS Growth 5-6% Expected Dividend Yield (Payout Ratio 60-70%) 4-6% = Total Shareholder Return 9-12%

Based on August 2, 2010 closing prices (F.N.B.=$8.79) Represents total common equity less intangibles 45 Relative Valuation Multiples

46 Summary Leading market share among community banks in Central and Western PA Executing organic growth strategy and capitalizing on opportunities presented in markets of operation Experienced management team with proven ability to integrate acquisitions Diversified revenue stream

APPENDIX Loan Risk Profile Established Board of Directors GAAP to Non-GAAP Reconciliations Second Quarter 2010 Earnings Release (July 26, 2010)

Loan Risk Profile Appendix

F.N.B. Corporation

Established Board of Directors

Name	Age	Director Since	Biography
Stephen J. Gurgovits	67	1981	President and Chief Executive Officer
William B. Campbell	71	1975	Chairman of the Board
Henry M. Ekker	71	1994	Partner with Ekker, Kuster, McConnell & Epstein, LLP
Philip E. Gingerich	72	2008	Director of Omega from 1994 to 2008; Retired Real Estate Appraiser and Consultant
Robert B. Goldstein	69	2003	Principal of CapGen Financial Advisors LLC since 2007; Former Chairman of Bay View Capital
Dawne S. Hickton	52	2006	Vice Chairman and CEO of RTI International Metals, Inc. since 2007
David J. Malone	55	2005	President and CEO of Gateway Financial since 2004
D. Stephen Martz	67	2008	Former Director, President & COO of Omega
Peter Mortensen	74	1974	Chairman of F.N.B. from 1988 to 2007
Harry F. Radcliffe	59	2002	Investment Manager
Arthur J. Rooney II	57	2006	President, Pittsburgh Steelers Sports, Inc.; of Counsel with Buchanan, Ingersoll & Rooney LLP
John W. Rose	61	2003	Principal of CapGen Financial Advisors LLC since 2007; President of McAllen Capital Partners, Inc. since 1991
Stanton R. Sheetz	55	2008	CEO and Director of Sheetz, Inc.; Director of Omega from 1994 to 2008; Director of Quaker Steak and Lube Restaurant, Inc
William J. Strimbu	49	1995	President of Nick Strimbu, Inc. since 1994
Earl K. Wahl, Jr.	69	2002	Owner, J.E.D. Corporation

Appendix

GAAP to Non-GAAP Reconciliation Appendix

GAAP to Non-GAAP Reconciliation Appendix